

CSC Separating Into Two Industry Leading Public Companies

May 19, 2015

Forward looking statements

All written or oral statements made by CSC at this meeting or in these presentation materials that do not directly and exclusively relate to historical facts constitute forward-looking statements, including statements regarding our intention to separate the company into two, independently publicly traded companies and expected benefits to be realized as a result of the separation. There is no assurance as to the timing of the separation or whether it will be completed. These statements represent CSC's expectations and beliefs, and no assurance can be given that the results described in such statements will be achieved. These statements are subject to risks, uncertainties, and other factors, many outside of CSC's control, that could cause actual results to differ materially from the results described in such statements. For a description of these factors, please see CSC's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Contents

CSC to transform into two sector-focused pure players

CSC

CSC – U.S. Public Sector

Public Sector leader

Lead the industry in enabling Public Sector agencies to leverage IT technology and next-generation solutions

$4.1B	14.7%	14K
FY15E Revenue	Operating margin	Employees

CSC – Global Commercial

Trusted IT partner for Fortune 500 companies

Leverage industrial scale, IP, global delivery and expertise to lead customers on their next-generation IT transformation journey

$8.1B	10%	51K
FY15E Revenue	Operating margin	Employees

CSC – U.S. Public Sector: Industry leading platform

Scale & Reach

- **Leading** IT Provider to National Security
- **1,000+** Projects
- **100+** Global alliances
- **250+** Accounts
- **70+** Agencies

Trusted Partner

- **64.3** Top quartile Net Promoter Scores
- **90%** High contract re-compete / extension win rate
- **35%** TS Clearances and above
- **50+** Years of Government Service
- **38%** DoD revenue contribution in a diverse portfolio

IP & Domain Expertise

Next Gen products

- Intel BDaaS
- FedRamp PaaS
- Multi-level Mobile Security
- Mission-critical cyber platform

38% Growth in Next Gen IT FY15-16E

~$1B Mission services
Leader in simulator training
Leader in Ship design

Delivery Excellence

- **14,000** Employees
- **3,500** US Military Veterans
- **14.7%** Operating margin

CSC – Global Commercial: Global leader in IT services

Scale & Reach

- **1,000+** Customers
- **175+** Fortune 500 companies
- **70+** Countries
- **51,000** Employees globally

IP

Market leading industry IP

Insurance | Banking | Healthcare

Wide industrial reach

50% Manufacturing and diversified revenue

Innovation

Next Gen offerings

- Agility Platform
- BizCloud
- Apps Modernization

40% Growth in Next Gen Revenue

Strategic partnerships

EMC², amazon, at&t, IBM, Microsoft, HCL, HITACHI Inspire the Next

Global delivery

- **19,000+** India based Employees
- **34** Global delivery centers
- **35%+** Low cost labor mix

Transaction summary

Transaction structure	▪ Separation to be tax-free to CSC shareholders ▪ Special dividend of $10.50/share to shareholders concurrent with separation ▪ Capital structure consistent with Investment grade credit profile for both the companies
Timing	▪ Targeted close by October, 2015
Closing conditions	▪ Effectiveness of Form-10 filing with SEC, including audited financials for NPS ▪ Novation of NPS contracts
Governance	▪ Mike Lawrie to serve in two roles – CEO of CSC – Global Commercial – Executive Chairman of CSC – U.S. Public Sector

Distinct "Grow" and "Lead" journeys ahead for two businesses in helping customers with Next-Gen IT transformations

Common "Get Fit" journey complete

- "Get Fit" synergies largely realized
- Implemented best-practices across both businesses

Different segments require tailored strategy

- Commercial markets growing with agile and innovative players
- Public Sector market improving with continued opportunity of delivering benefits of scale

Well-positioned to independently "Grow" and "Lead"

- Proven, result-oriented leadership
- Deep partnership with other industry leaders
- Commercial business leading customer next-gen transformations with its innovative offerings
- U.S. Public Sector uniquely positioned as a leading platform in a consolidating market

Separation will create value for all stakeholders

CSC – U.S. Public Sector

Benefits

CSC – Global Commercial

Customers

- Faster access to innovation
- More agile partnership
- Tailored offerings

Investors

- Additional value creation
- Distinct long-term investment opportunities

Employees

- Clear career path
- Targeted skills development

Next steps

1. Separation planning underway
2. Dedicated team focused on separation
3. Business as usual for clients, employees, partners and other stakeholders
4. Updates on progress

Key takeaways

CSC transforming into **two sector-focused market leading publicly traded companies**

Separation creates **compelling value proposition** for customers, investors and employees

Both companies well-positioned to "Grow" and "Lead"

- Experienced Management with successful track record
- Clear strategy and capabilities to execute
- Strong financial profile